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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2004

                                 LIFEPOINT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                              33-0539168
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                1205 S. Dupont Street, Ontario, California 91761
               (Address of Principal Executive Offices) (Zip Code)

                                 (909) 418-3000
               Registrant's Telephone Number, Including Area Code

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ITEM 7.  EXHIBITS

         (c) Exhibits

         99.1 Copy of press release furnished by LifePoint, Inc. (the "Company") dated June 29, 2004, relating to the Company's results for the quarter and year ended March 31, 2004, referred to in Item 12 below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 29, 2004, the Company announced via press release its results for the quarter and year ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.


                                             LIFEPOINT, INC.
                                             (Registrant)

Date: June 29, 2004                      By  /s/ Craig S. Montesanti
                                                 ----------------------------
                                                 Craig S. Montesanti
                                                 Chief Accounting Officer